EXHIBIT 10.1
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                             INSIGHTFUL CORPORATION

                 SATISFACTION, TERMINATION AND RELEASE AGREEMENT
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     This Satisfaction, Termination and Release Agreement (this "Agreement"), is
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made as of January 8, 2002, by and between Insightful Corporation, a Delaware corporation (the "Company"), and Charles Digate ("Digate").
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                                    RECITALS

     A. The Company and Digate are parties to that certain Promissory Note, dated as of June 19, 2000 (the "Note"), whereby the Company agreed to lend to
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Digate an amount equal to $550,000 to purchase 275,000 shares of the Company's
Common Stock (the "Shares"),
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     B.   The Company and Digate are parties to that certain Pledge Agreement, dated as of June 19, 2000 (the "Pledge Agreement"), whereby Digate agreed to
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pledge the Shares to the Company as security for the repayment of the principal and interest outstanding under the Note.

     C. As of the date hereof, 167,800 Shares remain pledged pursuant to the Pledge Agreement, and $307,959.05 in principal and interest are outstanding under the Note.

     D. The Company desires to accept as full payment of all of Digate's outstanding obligations under the Note, and Digate desires to secure all rights, title and interest in and to, the remaining Shares pledged pursuant to the Pledge Agreement, upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   SATISFACTION OF DEBT. Subject to the terms and conditions of this
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Agreement, Digate shall pay to the Company, and the Company agrees to accept as full payment of all of Digate's outstanding obligations under the Note, $307,959.05 (the "Payoff Amount"), which amount represents the principal and interest outstanding under the Note.

     2.   CLOSING.
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          (a)  The transfer of the Payoff Amount as full payment of all of
Digate's outstanding obligations under the Note shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Digate shall agree (the "Closing Date").
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          (b)  On the Closing Date,

               (i) Digate shall deliver to the Company a negotiable instrument effecting the transfer of the Payoff Amount to the Company;

               (ii) the Company shall deliver a letter to First Albany Corporation, the escrow agent for the Shares authorizing the release of, or the taking of any action to release, any and all remaining Shares covered by the Pledge Agreement; and


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               (iii) the Company shall cancel the Note and deliver the cancelled
Note to Digate.

     3.   CANCELLATION OF PLEDGE AGREEMENT. Upon the delivery of the Payoff
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Amount, the Pledge Agreement shall be terminated effective immediately.

     4.   MUTUAL RELEASE. The Company and Digate hereby fully, forever,
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irrevocably and unconditionally release and discharge each other from any and all claims and liabilities, whether or not currently known, that either party asserted or could have asserted, had or may now have or may hereafter have against the other relating to or arising under the Pledge Agreement or the Note.

     5.   RELEASE OF UNKNOWN CLAIMS. The Company and Digate intentionally and
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voluntarily waive and relinquish the benefits of any statutes or decisions providing that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release, which if known by it must have materially affected its settlement with the debtor.

     6.   NO ASSIGNMENTS OF RELEASED CLAIMS. The Company and Digate represent
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and warrant that they have not previously assigned or transferred, nor will they assign or transfer, any claim, demand, or cause of being released by them in this Agreement.

     7.   MISCELLANEOUS.
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          (a)  GOVERNING LAW. This Agreement and all acts and transactions
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pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of Delaware, without giving effect to principles of conflicts of law.

          (b)  ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets
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forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  SEVERABILITY. If one or more provisions of this Agreement are
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held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  CONSTRUCTION. This Agreement is the result of negotiations
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between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  NOTICES. Any notice required or permitted by this Agreement shall
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be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as


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certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or as subsequently modified by written notice.

          (f)  COUNTERPARTS. This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     The parties have executed this Satisfaction, Termination and Release Agreement as of the date first set forth above.


                                    COMPANY:

                                    INSIGHTFUL CORPORATION

                                    By: /s/ Sarwat H. Ramadan
                                       -----------------------------
                                    Name: Sarwat H. Ramadan
                                    Title: CFO and Treasurer


                                    PURCHASER:

                                    CHARLES DIGATE

                                    /s/ Charles J. Digate
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                                    (Signature)


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